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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report (Date of earliest event reported): August 21, 2003

                                        SOUTHERN CALIFORNIA EDISON COMPANY
                              (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-2313                              95-1240335
        (State or other jurisdiction                 (Commission                         (I.R.S. Employer
              of incorporation)                     File Number)                        Identification No.)

                                             2244 Walnut Grove Avenue
                                                  (P.O. Box 800)
                                            Rosemead, California 91770
                           (Address of principal executive offices, including zip code)

                                                   626-302-1212
                               (Registrant's telephone number, including area code)

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Items 1 through 4, 6, and 8 through 12 are not included because they are inapplicable.

         This current report and its exhibit include forward-looking statements.  These forward-looking statements are based on current expectations and projections about future events based on knowledge of facts as of the date of this current report and assumptions about future events.  These forward-looking statements are subject to various risks and uncertainties that may be outside the control of Southern California Edison
Company.  Southern California Edison Company has no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 5.  Other Events.

CPUC Litigation Settlement Agreement

         On August 21, 2003, Southern California Edison Company (SCE) issued a press release announcing that the
California Supreme Court had issued a decision answering certain questions certified to it by a federal court of appeals regarding SCE's settlement agreement with the California Public Utilities Commission (CPUC).  The
California Supreme Court answered each question by affirming that the settlement conformed to California state law.  A copy of the press release is attached as Exhibit 99.

         Background

         In 2001, SCE and the CPUC entered into a settlement of SCE's federal district court lawsuit against the
CPUC, which sought a ruling that SCE was entitled to full recovery of certain procurement-related costs.  A key element of the settlement agreement was the establishment of a $3.6 billion regulatory balancing account, called the PROACT, as of August 31, 2001.  A consumer advocacy group known as The Utility Reform Network, or TURN, and other parties appealed to the federal court of appeals seeking to overturn the stipulated judgment of the district court that approved the settlement agreement.

         On September 23, 2002, the United States Court of Appeals for the Ninth Circuit issued an opinion that affirmed the district court on all claims, with the exception of challenges founded upon California state law, which the appeals court referred to the California Supreme Court.  The appeals court concluded that none of the substantive arguments based on federal statutory or constitutional law compelled reversal of the district court's approval of the stipulated judgment.  However, the appeals court stated in its opinion that there was a serious question whether the settlement agreement violated state law, both in substance and in the procedure by which the
CPUC agreed to it.  The appeals court added that if the settlement agreement violated state law, the CPUC lacked capacity to consent to the stipulated judgment, and the stipulated judgment would need to be vacated.  The appeals court indicated that, on a substantive level, the stipulated judgment appeared to violate California's electric industry restructuring statute providing for a rate freeze.  The appeals court also indicated that, on a procedural level, the stipulated judgment appeared to violate California laws requiring open meetings and public hearings.

         Because federal courts are bound by the pronouncements of the state's highest court on applicable state law, and because the federal appeals court found no controlling precedents from California courts on the issues of state law in this case, the appeals court issued a separate order certifying those issues in question form to the California Supreme Court and requested that the California Supreme Court accept certification.  The
California Supreme Court accepted the certification, reformulated one of the certified questions as SCE had requested, and set a briefing schedule.  After the completion of the filing of briefs by the respective parties, including supplemental briefs requested by the California Supreme Court concerning an issue related to
California's open meeting laws, the parties made oral arguments before the California Supreme Court at a hearing on May 27, 2003.

         California Supreme Court Decision

         In its decision on August 21, 2003, the California Supreme Court concluded that the settlement between
SCE and the CPUC did not violate California law in any of the respects raised by the federal court of appeals.
Specifically, the California Supreme Court concluded that (1) the commissioners of the CPUC had the authority to propose the stipulated judgment in light of the provisions of California's restructuring statute, AB 1890;
(2) the procedures employed by the CPUC in entering the stipulated judgment did not violate California's open meeting law for public agencies; and (3) the stipulated judgment did not violate California's public utilities code by allegedly altering rates without a public hearing and issuance of findings.

         Now that the California Supreme Court has issued its decision on the certified questions, the matter will return to the Ninth Circuit for final disposition, subject to any efforts by TURN to seek a rehearing before the California Supreme Court or pursue further federal appeals.  In the meantime, the case is stayed in the federal appellate court.

         Pending a final outcome of the proceedings, SCE continues to operate under the settlement agreement.  At
July 31, 2003, the PROACT regulatory balancing account was overcollected by $148 million.  SCE expects that the overcollection will be returned to customers through a different regulatory balancing account to be approved by the CPUC.  SCE continues to believe it is probable that ultimate recovery of its past procurement costs through regulatory mechanisms, including the PROACT, will be validated.  However, SCE cannot predict with certainty the outcome of the pending legal proceedings.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

         99       Press release about California Supreme Court decision

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        SOUTHERN CALIFORNIA EDISON COMPANY
                                                                   (Registrant)

                                                              /s/ KENNETH S. STEWART
                                                 -------------------------------------------------
                                                                KENNETH S. STEWART
                                                 Assistant General Counsel and Assistant Secretary

AUGUST 22, 2003